Exhibit 99.2

American Express Company	(Preliminary)
Consolidated Statements of Income
(Millions, except percentages and per share amounts)

	Q3'20	Q2'20	Q1'20	Q4'19	Q3'19	YOY % change	YTD'20	YTD'19	YOY % change
Non-interest revenues
Discount revenue	$4,999	$4,015	$5,838	$6,829	$6,566	(24)	$14,852	$19,338	(23)
Net card fees	1,191	1,141	1,110	1,077	1,033	15	3,442	2,965	16
Other fees and commissions	478	449	720	832	825	(42)	1,647	2,465	(33)
Other	209	186	312	343	362	(42)	707	1,087	(35)
Total non-interest revenues	6,877	5,791	7,980	9,081	8,786	(22)	20,648	25,855	(20)
Interest income
Interest on loans	2,266	2,368	2,909	2,934	2,885	(21)	7,543	8,374	(10)
Interest and dividends on investment securities	33	27	38	50	53	(38)	98	138	(29)
Deposits with banks and other	25	31	99	101	142	(82)	155	487	(68)
Total interest income	2,324	2,426	3,046	3,085	3,080	(25)	7,796	8,999	(13)
Interest expense
Deposits	202	260	326	353	401	(50)	788	1,206	(35)
Long-term debt and other	248	282	390	448	476	(48)	920	1,457	(37)
Total interest expense	450	542	716	801	877	(49)	1,708	2,663	(36)
Net interest income	1,874	1,884	2,330	2,284	2,203	(15)	6,088	6,336	(4)
Total revenues net of interest expense	8,751	7,675	10,310	11,365	10,989	(20)	26,736	32,191	(17)
Provisions for credit losses
Card Member receivables	117	355	597	248	238	(51)	1,069	715	50
Card Member loans	571	969	1,876	730	604	(5)	3,416	1,732	97
Other	(23)	231	148	46	37	#	356	102	#
Total provisions for credit losses	665	1,555	2,621	1,024	879	(24)	4,841	2,549	90
Total revenues net of interest expense after provisions for credit losses	8,086	6,120	7,689	10,341	10,110	(20)	21,895	29,642	(26)

Expenses
Marketing and business development	1,822	1,362	1,705	1,953	1,821	—	4,889	5,172	(5)
Card Member rewards	2,004	1,349	2,392	2,722	2,614	(23)	5,745	7,717	(26)
Card Member services	259	208	456	552	558	(54)	923	1,671	(45)
Salaries and employee benefits	1,408	1,349	1,395	1,623	1,499	(6)	4,152	4,288	(3)
Professional services	421	406	439	594	491	(14)	1,266	1,497	(15)
Occupancy and equipment	577	564	549	599	544	6	1,690	1,569	8
Other, net	231	260	301	312	317	(27)	792	1,285	(38)
Total expenses	6,722	5,498	7,237	8,355	7,844	(14)	19,457	23,199	(16)
Pretax income	1,364	622	452	1,986	2,266	(40)	2,438	6,443	(62)
Income tax provision	291	365	85	293	511	(43)	741	1,377	(46)
Net income	$1,073	$257	$367	$1,693	$1,755	(39)	$1,697	$5,066	(67)
Net income attributable to common shareholders (A)	$1,050	$238	$333	$1,661	$1,723	(39)	$1,622	$4,970	(67)
Effective tax rate	21.3%	58.7%	18.8%	14.8%	22.6%		30.4%	21.4%

Earnings Per Common Share
Basic
Net income attributable to common shareholders	$1.31	$0.29	$0.41	$2.04	$2.09	(37)	$2.01	$5.97	(66)
Average common shares outstanding	804	804	807	814	825	(3)	805	833	(3)
Diluted
Net income attributable to common shareholders	$1.30	$0.29	$0.41	$2.03	$2.08	(38)	$2.01	$5.95	(66)
Average common shares outstanding	805	805	808	816	827	(3)	806	835	(3)
Cash dividends declared per common share	$0.43	$0.43	$0.43	$0.43	$0.43	—	$1.29	$1.21	7
# - Denotes a variance of 100 percent or more.

See Appendix IV for footnote references

American Express Company	(Preliminary)
Consolidated Balance Sheets and Related Statistical Information
(Billions, except percentages, per share amounts and where indicated)

	Q3'20	Q2'20	Q1'20	Q4'19	Q3'19	YOY % change
Assets
Cash & cash equivalents	$33	$41	$36	$24	$24	38
Card Member receivables, less reserves	40	37	44	57	56	(29)
Card Member loans, less reserves	64	64	72	85	81	(21)
Investment securities	22	20	5	8	8	#
Other (B)	28	27	29	24	25	12
Total assets	$187	$189	$186	$198	$194	(4)

Liabilities and Shareholders' Equity
Customer deposits	$85	$85	$78	$73	$73	16
Short-term borrowings	2	2	3	6	3	(33)
Long-term debt	45	49	53	58	58	(22)
Other (B)	33	32	31	38	37	(11)
Total liabilities	165	168	165	175	171	(4)

Shareholders' Equity	22	21	21	23	23	(4)
Total liabilities and shareholders' equity	$187	$189	$186	$198	$194	(4)

Return on average equity (C)	15.3%	18.1%	24.4%	29.6%	31.5%
Return on average common equity (C)	15.9%	18.9%	25.6%	31.2%	33.2%
Book value per common share (dollars)	$25.19	$24.19	$24.13	$26.51	$26.12	(4)
# - Denotes a variance of 100 percent or more.

See Appendix IV for footnote references

American Express Company	(Preliminary)
Consolidated Capital

	Q3'20	Q2'20	Q1'20	Q4'19	Q3'19
Shares Outstanding (in millions)
Beginning of period	805	805	810	821	832
Repurchase of common shares	—	—	(7)	(11)	(11)
Net impact of employee benefit plans and others	—	—	2	—	—
End of period	805	805	805	810	821

Risk-Based Capital Ratios - Basel III ($ in billions)
Common Equity Tier 1/Risk Weighted Assets (RWA)	13.9%	13.6%	11.9%	10.7%	11.0%
Tier 1	15.1%	14.8%	13.0%	11.6%	12.0%
Total	16.7%	16.5%	14.6%	13.2%	13.6%

Common Equity Tier 1	$18.3	$17.6	$17.3	$18.1	$18.0
Tier 1 Capital	$19.9	$19.2	$19.0	$19.6	$19.6
Tier 2 Capital	$2.2	$2.1	$2.3	$2.6	$2.6
Total Capital	$22.1	$21.3	$21.3	$22.2	$22.2
RWA	$131.9	$129.3	$146.2	$168.5	$163.4
Tier 1 Leverage	10.8%	10.4%	10.0%	10.2%	10.3%
Average Total Assets to calculate the Tier 1 Leverage Ratio (D)	$185.3	$184.3	$190.1	$192.3	$190.4

See Appendix IV for footnote references

American Express Company	(Preliminary)
Selected Card Related Statistical Information
(Billions, except percentages and where indicated)

	Q3'20	Q2'20	Q1'20	Q4'19	Q3'19	YOY % change	YTD'20	YTD'19	YOY % change
Billed business (E)
U.S.	$170.9	$141.9	$190.2	$216.8	$206.2	(17)	$503.0	$610.9	(18)
Outside the U.S.	77.8	63.2	89.1	108.4	102.0	(24)	230.1	304.7	(24)
Total	$248.7	$205.1	$279.3	$325.2	$308.2	(19)	$733.1	$915.6	(20)
Proprietary	$213.6	$174.8	$242.6	$281.6	$266.2	(20)	$631.0	$788.9	(20)
Global Network Services (GNS)	35.1	30.3	36.7	43.6	42.0	(17)	102.1	126.7	(19)
Total	$248.7	$205.1	$279.3	$325.2	$308.2	(19)	$733.1	$915.6	(20)
Cards-in-force (millions) (F)
U.S.	53.6	54.4	54.9	54.7	54.3	(1)	53.6	54.3	(1)
Outside the U.S.	57.9	58.5	58.7	59.7	60.2	(4)	57.9	60.2	(4)
Total	111.5	112.9	113.6	114.4	114.5	(3)	111.5	114.5	(3)
Proprietary	68.8	69.3	70.4	70.3	69.9	(2)	68.8	69.9	(2)
GNS	42.7	43.6	43.2	44.1	44.6	(4)	42.7	44.6	(4)
Total	111.5	112.9	113.6	114.4	114.5	(3)	111.5	114.5	(3)
Basic cards-in-force (millions) (F)
U.S.	42.0	42.7	43.1	43.0	42.7	(2)	42.0	42.7	(2)
Outside the U.S.	48.8	49.1	49.2	50.0	50.3	(3)	48.8	50.3	(3)
Total	90.8	91.8	92.3	93.0	93.0	(2)	90.8	93.0	(2)
Average proprietary basic Card Member spending (dollars)
U.S.	$4,486	$3,697	$4,922	$5,630	$5,366	(16)	$13,110	$15,889	(17)
Outside the U.S.	$2,989	$2,272	$3,505	$4,325	$4,027	(26)	$8,776	$12,023	(27)
Average	$4,041	$3,270	$4,497	$5,237	$4,964	(19)	$11,814	$14,737	(20)
Card Member loans
U.S.	$61.4	$62.0	$69.0	$76.0	$73.2	(16)	$61.4	$73.2	(16)
Outside the U.S.	8.2	8.1	8.7	11.4	10.5	(22)	8.2	10.5	(22)
Total	$69.6	$70.1	$77.7	$87.4	$83.7	(17)	$69.6	$83.7	(17)

Average discount rate (G)	2.27%	2.23%	2.34%	2.36%	2.39%		2.29%	2.38%
Average fee per card (dollars) (H)	$69	$65	$63	$61	$59	17	$66	$57	16

See Appendix IV for footnote references

American Express Company	(Preliminary)
Selected Credit Related Statistical Information
(Billions, except percentages and where indicated)

	Q3'20	Q2'20	Q1'20	Q4'19	Q3'19	YOY % change	YTD'20	YTD'19	YOY % change
Worldwide Card Member loans
U.S.	$61.4	$62.0	$69.0	$76.0	$73.2	(16)	$61.4	$73.2	(16)
Outside the U.S.	$8.2	$8.1	$8.7	$11.4	$10.5	(22)	$8.2	$10.5	(22)
Total loans	$69.6	$70.1	$77.7	$87.4	$83.7	(17)	$69.6	$83.7	(17)
Credit loss reserves (millions)
Beginning balance (I)	$5,628	$5,236	$4,027	$2,232	$2,168	#	$4,027	$2,134	89
Provisions - principal, interest and fees	571	969	1,876	730	604	(5)	3,416	1,732	97
Net write-offs - principal less recoveries	(432)	(499)	(518)	(493)	(447)	(3)	(1,449)	(1,367)	6
Net write-offs - interest and fees less recoveries	(91)	(103)	(107)	(98)	(91)	—	(301)	(277)	9
Other (J)	12	25	(42)	12	(2)	#	(5)	10	#
Ending balance	$5,688	$5,628	$5,236	$2,383	$2,232	#	$5,688	$2,232	#
% of loans	8.2%	8.0%	6.7%	2.7%	2.7%		8.2%	2.7%
% of past due	679%	493%	406%	177%	176%		679%	176%
Average loans	$69.9	$72.1	$83.4	$85.2	$83.3	(16)	$75.4	$81.9	(8)
Net write-off rate (principal only) (K)	2.5%	2.8%	2.5%	2.3%	2.1%		2.6%	2.2%
Net write-off rate (principal, interest and fees) (K)	3.0%	3.3%	3.0%	2.8%	2.6%		3.1%	2.7%
30+ days past due as a % of total (L)	1.2%	1.6%	1.7%	1.5%	1.5%		1.2%	1.5%

Net interest income divided by average Card Member loans (M)	10.7%	10.5%	11.2%	10.7%	10.6%		10.8%	10.3%
Net interest yield on average Card Member loans (M)	11.6%	11.6%	11.9%	11.3%	11.2%		11.6%	11.1%

Worldwide Card Member receivables
U.S.	$29.2	$26.9	$32.6	$39.0	$39.0	(25)	$29.2	$39.0	(25)
Outside the U.S.	$11.6	$10.7	$12.1	$18.4	$17.6	(34)	$11.6	$17.6	(34)
Total receivables	$40.8	$37.6	$44.7	$57.4	$56.6	(28)	$40.8	$56.6	(28)
Credit loss reserves (millions)
Beginning balance (I)	$519	$459	$126	$615	$616	(16)	$126	$573	(78)
Provisions - principal and fees	117	355	597	248	238	(51)	1,069	715	50
Net write-offs - principal and fees less recoveries	(219)	(299)	(258)	(243)	(231)	(5)	(776)	(657)	18
Other (J)	5	4	(6)	(1)	(8)	#	3	(16)	#
Ending balance	$422	$519	$459	$619	$615	(31)	$422	$615	(31)
% of receivables	1.0%	1.4%	1.0%	1.1%	1.1%		1.0%	1.1%
Net write-off rate (principal and fees) (K)	2.2%	3.1%	1.9%	1.7%	1.6%		2.3%	1.6%
Net write-off rate, excluding Global Corporate Payments (GCP) (principal and fees) (K)(N)	2.2%	2.8%	2.3%	2.1%	2.0%		2.4%	1.9%
Net write-off rate, excluding GCP (principal only) (K)(N)	2.0%	2.5%	2.1%	1.9%	1.8%		2.2%	1.8%
30+ days past due as a % of total, excluding GCP (N)	0.9%	1.7%	1.9%	1.4%	1.5%		0.9%	1.5%

Other loans (B)
Total other loans	$3.5	$4.6	$5.2	$4.8	$4.5	(22)	$3.5	$4.5	(22)
Credit loss reserves (millions)
Beginning balance	$423	$241	$172	$140	$133	#	$172	$124	39
Provisions	(26)	206	98	36	32	#	278	90	#
Net write-offs	(27)	(24)	(29)	(24)	(25)	8	(80)	(74)	8
Ending balance	$370	$423	$241	$152	$140	#	$370	$140	#
% of other loans	10.6%	9.2%	4.6%	3.2%	3.1%		10.6%	3.1%

Other receivables (B)
Total other receivables	$2.6	$2.8	$2.9	$3.1	$2.9	(10)	$2.6	$2.9	(10)
Credit loss reserves (millions)
Beginning balance	$94	$71	$27	$22	$27	#	$27	$25	8
Provisions	3	25	50	10	5	(40)	78	12	#
Net write-offs	(12)	(2)	(6)	(5)	(10)	20	(20)	(15)	33
Ending balance	$85	$94	$71	$27	$22	#	$85	$22	#
% of other receivables	3.3%	3.4%	2.4%	0.9%	0.8%		3.3%	0.8%

# - Denotes a variance of 100 percent or more.

See Appendix IV for footnote references

American Express Company	(Preliminary)
Selected Income Statement Information by Segment
(Millions)

	Global Consumer Services Group (GCSG)	Global Commercial Services (GCS)	Global Merchant and Network Services (GMNS)	Corporate and Other	Consolidated
Q3'20
Non-interest revenues (O)	$3,517	$2,327	$1,111	$(78)	$6,877
Interest income	1,916	351	4	53	2,324
Interest expense (P)	242	139	(18)	87	450
Total revenues net of interest expense	5,191	2,539	1,133	(112)	8,751
Total provisions for credit losses	412	250	2	1	665
Total revenues net of interest expense after provisions for credit losses	4,779	2,289	1,131	(113)	8,086
Marketing, business development, and Card Member rewards and services	2,504	1,221	340	20	4,085
Salaries and employee benefits and other operating expenses (O)	1,177	796	440	224	2,637
Pretax income (loss)	1,098	272	351	(357)	1,364
Income tax provision (benefit)	243	52	88	(92)	291
Net income (loss)	855	220	263	(265)	1,073
Q3'19
Non-interest revenues (O)	$4,226	$3,070	$1,471	$19	$8,786
Interest income	2,402	485	6	187	3,080
Interest expense (P)	437	262	(74)	252	877
Total revenues net of interest expense	6,191	3,293	1,551	(46)	10,989
Total provisions for credit losses	653	222	4	—	879
Total revenues net of interest expense after provisions for credit losses	5,538	3,071	1,547	(46)	10,110
Marketing, business development, and Card Member rewards and services	3,042	1,562	365	24	4,993
Salaries and employee benefits and other operating expenses (O)	1,233	796	480	342	2,851
Pretax income (loss)	1,263	713	702	(412)	2,266
Income tax provision (benefit)	272	145	179	(85)	511
Net income (loss)	991	568	523	(327)	1,755
YOY % change
Non-interest revenues	(17)	(24)	(24)	#	(22)
Interest income	(20)	(28)	(33)	(72)	(25)
Interest expense	(45)	(47)	(76)	(65)	(49)
Total revenues net of interest expense	(16)	(23)	(27)	#	(20)
Total provisions for credit losses	(37)	13	(50)	—	(24)
Total revenues net of interest expense after provisions for credit losses	(14)	(25)	(27)	#	(20)
Marketing, business development, and Card Member rewards and services	(18)	(22)	(7)	(17)	(18)
Salaries and employee benefits and other operating expenses	(5)	—	(8)	(35)	(8)
Pretax income (loss)	(13)	(62)	(50)	(13)	(40)
Income tax provision (benefit)	(11)	(64)	(51)	8	(43)
Net income (loss)	(14)	(61)	(50)	(19)	(39)

# - Denotes a variance of 100 percent or more.

See Appendix IV for footnote references

American Express Company	(Preliminary)
Billed Business Growth Trend

	YOY % change
	Reported					FX-Adjusted (Q)					Reported	FX-Adjusted (Q)
	Q3'20	Q2'20	Q1'20	Q4'19	Q3'19	Q3'20	Q2'20	Q1'20	Q4'19	Q3'19	YTD'20	YTD'20
Worldwide
Proprietary consumer	(17)%	(35)%	(3)%	8%	9%	(18)%	(34)%	(2)%	8%	10%	(19)%	(18)%
Proprietary commercial	(23)	(36)	(6)	5	5	(23)	(36)	(5)	5	5	(22)	(21)
Proprietary	(20)	(35)	(4)	7	6	(20)	(35)	(3)	7	7	(20)	(20)
GNS	(17)	(28)	(13)	(2)	(6)	(16)	(25)	(10)	(1)	(2)	(19)	(17)
Total	(19)	(34)	(6)	5	5	(20)	(33)	(4)	6	6	(20)	(19)
T&E-related volume (12% of Q3'20 Worldwide Total) (R)	(69)	(87)	(21)	6	5	(69)	(87)	(19)	(S)	(S)	(59)	(59)
Non-T&E-related volume (88% of Q3'20 Worldwide Total) (R)	1	(13)	3	6	6	1	(12)	4	(S)	(S)	(3)	(3)
Airline-related volume (1% of Q3'20 Worldwide Total) (R)	(92)	#	(32)	1	—	(92)	#	(30)	1	2	(74)	(74)

U.S.
Proprietary consumer	(16)	(32)	(1)	7	8	n/a	n/a	n/a	n/a	n/a	(17)	n/a
Proprietary commercial	(19)	(33)	(4)	4	4	n/a	n/a	n/a	n/a	n/a	(19)	n/a
Proprietary	(17)	(32)	(3)	6	6	n/a	n/a	n/a	n/a	n/a	(18)	n/a
Total	(17)	(32)	(3)	6	6	n/a	n/a	n/a	n/a	n/a	(18)	n/a
T&E-related volume (11% of Q3'20 U.S. Total) (R)	(66)	(84)	(17)	6	7	n/a	n/a	n/a	n/a	n/a	(56)	n/a
Non-T&E-related volume (89% of Q3'20 U.S. Total) (R)	2	(12)	3	5	6	n/a	n/a	n/a	n/a	n/a	(3)	n/a
Airline-related volume (1% of Q3'20 U.S. Total) (R)	(90)	#	(29)	4	3	n/a	n/a	n/a	n/a	n/a	(72)	n/a

Outside the U.S.
Proprietary consumer	(21)	(41)	(6)	11	10	(23)	(39)	(2)	11	14	(23)	(22)
Proprietary commercial	(37)	(49)	(12)	7	7	(37)	(46)	(7)	8	12	(32)	(31)
Proprietary	(27)	(44)	(8)	10	9	(29)	(42)	(4)	10	13	(27)	(25)
Total	(24)	(38)	(11)	4	2	(24)	(36)	(7)	5	6	(24)	(23)
Japan, Asia Pacific & Australia billed business	(15)	(27)	(10)	4	2	(17)	(25)	(6)	5	4	(18)	(16)
Latin America & Canada billed business	(37)	(49)	(12)	5	5	(31)	(42)	(5)	7	11	(33)	(26)
Europe, Middle East & Africa billed business	(30)	(50)	(13)	4	1	(32)	(49)	(10)	4	6	(31)	(30)
# - Denotes a variance of 100 percent or more.

See Appendix IV for footnote references

Global Consumer Services Group	(Preliminary)
Selected Income Statement and Statistical Information
(Millions, except percentages)

	Q3'20	Q2'20	Q1'20	Q4'19	Q3'19	YOY % change	YTD'20	YTD'19	YOY % change
Non-interest revenues (O)	$3,517	$2,932	$3,894	$4,371	$4,226	(17)	$10,343	$12,331	(16)
Interest income	1,916	1,971	2,411	2,442	2,402	(20)	6,298	6,971	(10)
Interest expense (P)	242	272	328	412	437	(45)	842	1,318	(36)
Net interest income	1,674	1,699	2,083	2,030	1,965	(15)	5,456	5,653	(3)
Total revenues net of interest expense	5,191	4,631	5,977	6,401	6,191	(16)	15,799	17,984	(12)
Total provisions for credit losses	412	886	1,810	780	653	(37)	3,108	1,855	68
Total revenues net of interest expense after provisions for credit losses	4,779	3,745	4,167	5,621	5,538	(14)	12,691	16,129	(21)
Expenses
Marketing, business development, and Card Member rewards and services	2,504	1,723	2,702	3,145	3,042	(18)	6,929	8,898	(22)
Salaries and employee benefits and other operating expenses (O)	1,177	1,195	1,234	1,318	1,233	(5)	3,606	3,649	(1)
Total expenses	3,681	2,918	3,936	4,463	4,275	(14)	10,535	12,547	(16)
Pretax segment income	1,098	827	231	1,158	1,263	(13)	2,156	3,582	(40)
Income tax provision	243	300	30	177	272	(11)	573	756	(24)
Segment income	$855	$527	$201	$981	$991	(14)	$1,583	$2,826	(44)
Effective tax rate	22.1%	36.3%	13.0%	15.3%	21.5%		26.6%	21.1%

(Billions, except percentages and where indicated)
Proprietary billed business (E)
U.S.	$83.9	$68.1	$90.9	$105.9	$99.9	(16)	$242.9	$292.9	(17)
Outside the U.S.	$30.2	$22.5	$33.7	$41.8	$38.3	(21)	$86.4	$112.2	(23)
Total	$114.1	$90.6	$124.6	$147.7	$138.2	(17)	$329.3	$405.1	(19)
Proprietary cards-in-force (millions) (F)
U.S.	37.5	37.5	38.0	37.9	37.7	(1)	37.5	37.7	(1)
Outside the U.S.	16.8	17.2	17.6	17.5	17.4	(3)	16.8	17.4	(3)
Total	54.3	54.7	55.6	55.4	55.1	(1)	54.3	55.1	(1)
Proprietary basic cards-in-force (millions) (F)
U.S.	26.5	26.6	27.0	26.9	26.8	(1)	26.5	26.8	(1)
Outside the U.S.	11.7	11.9	12.1	12.1	12.0	(3)	11.7	12.0	(3)
Total	38.2	38.5	39.1	39.0	38.8	(2)	38.2	38.8	(2)
Average proprietary basic Card Member spending (dollars)
U.S	$3,162	$2,548	$3,366	$3,945	$3,719	(15)	$9,080	$10,861	(16)
Outside the U.S.	$2,555	$1,871	$2,777	$3,457	$3,189	(20)	$7,209	$9,425	(24)
Average	$2,975	$2,338	$3,183	$3,794	$3,555	(16)	$8,501	$10,421	(18)

Segment assets	$81.3	$80.4	$87.3	$106.3	$99.4	(18)	$81.3	$99.4	(18)

Card Member loans
Total loans
U.S.	$49.8	$50.3	$55.6	$62.4	$59.7	(17)	$49.8	$59.7	(17)
Outside the U.S.	$7.7	$7.6	$8.2	$10.9	$10.1	(24)	$7.7	$10.1	(24)
Total	$57.5	$57.9	$63.8	$73.3	$69.8	(18)	$57.5	$69.8	(18)

Average loans
U.S.	$50.0	$51.7	$59.3	$60.6	$59.7	(16)	$53.8	$59.0	(9)
Outside the U.S.	$7.8	$7.6	$10.0	$10.5	$10.0	(22)	$8.6	$9.8	(12)
Total	$57.8	$59.3	$69.3	$71.1	$69.7	(17)	$62.4	$68.8	(9)

Lending Credit Metrics
U.S.
Net write-off rate (principal only) (K)	2.4%	2.8%	2.6%	2.4%	2.2%		2.6%	2.3%
Net write-off rate (principal, interest and fees) (K)	2.9%	3.3%	3.1%	2.9%	2.6%		3.1%	2.8%
30+ days past due as a % of total (L)	1.1%	1.5%	1.7%	1.6%	1.5%		1.1%	1.5%
Outside the U.S.
Net write-off rate (principal only) (K)	3.3%	3.7%	2.9%	2.5%	2.4%		3.2%	2.4%
Net write-off rate (principal, interest and fees) (K)	4.1%	4.6%	3.5%	3.0%	3.0%		4.0%	2.9%
30+ days past due as a % of total (L)	1.8%	2.3%	2.1%	1.8%	1.7%		1.8%	1.7%
Total
Net write-off rate (principal only) (K)	2.5%	2.9%	2.6%	2.4%	2.2%		2.7%	2.3%
Net write-off rate (principal, interest and fees) (K)	3.1%	3.5%	3.2%	2.9%	2.7%		3.2%	2.8%
30+ days past due as a % of total (L)	1.2%	1.6%	1.7%	1.6%	1.6%		1.2%	1.6%

Net interest income divided by average Card Member loans (M)	11.6%	11.5%	12.0%	11.4%	11.3%		11.7%	11.0%
Net interest yield on average Card Member loans (M)
U.S.	12.0%	11.7%	12.1%	11.6%	11.4%		11.9%	11.2%
Outside the U.S.	11.9%	13.3%	11.9%	11.3%	11.0%		12.2%	10.8%
Total	12.0%	11.9%	12.1%	11.5%	11.4%		12.0%	11.2%

Card Member receivables
U.S.	$10.3	$9.5	$10.5	$14.2	$12.9	(20)	$10.3	$12.9	(20)
Outside the U.S.	$5.8	$5.5	$5.3	$8.6	$7.8	(26)	$5.8	$7.8	(26)
Total receivables	$16.1	$15.0	$15.8	$22.8	$20.7	(22)	$16.1	$20.7	(22)

Charge Credit Metrics
U.S.
Net write-off rate (principal only) (K)	1.0%	2.1%	1.7%	1.7%	1.3%		1.6%	1.3%
Net write-off rate (principal and fees) (K)	1.1%	2.3%	1.9%	1.8%	1.4%		1.7%	1.5%
30+ days past due as a % of total (L)	0.6%	1.2%	1.5%	1.2%	1.3%		0.6%	1.3%
Outside the U.S.
Net write-off rate (principal only) (K)	2.8%	3.5%	2.6%	2.2%	2.4%		2.9%	2.3%
Net write-off rate (principal and fees) (K)	3.1%	3.7%	2.8%	2.4%	2.6%		3.1%	2.4%
30+ days past due as a % of total (L)	1.2%	1.6%	2.2%	1.3%	1.4%		1.2%	1.4%
Total
Net write-off rate (principal only) (K)	1.7%	2.6%	2.0%	1.9%	1.7%		2.0%	1.7%
Net write-off rate (principal and fees) (K)	1.8%	2.8%	2.2%	2.0%	1.9%		2.2%	1.8%
30+ days past due as a % of total (L)	0.8%	1.3%	1.7%	1.2%	1.4%		0.8%	1.4%

See Appendix IV for footnote references

Global Commercial Services				(Preliminary)
Selected Income Statement and Statistical Information
(Millions, except percentages)

	Q3'20	Q2'20	Q1'20	Q4'19	Q3'19	YOY % change	YTD'20	YTD'19	YOY % change
Non-interest revenues (O)	$2,327	$2,014	$2,788	$3,187	$3,070	(24)	$7,129	$9,055	(21)
Interest income	351	402	499	493	485	(28)	1,252	1,407	(11)
Interest expense (P)	139	154	200	247	262	(47)	493	787	(37)
Net interest income	212	248	299	246	223	(5)	759	620	22
Total revenues net of interest expense	2,539	2,262	3,087	3,433	3,293	(23)	7,888	9,675	(18)
Total provisions for credit losses	250	645	762	236	222	13	1,657	682	#
Total revenues net of interest expense after provisions for credit losses	2,289	1,617	2,325	3,197	3,071	(25)	6,231	8,993	(31)
Expenses
Marketing, business development, and Card Member rewards and services	1,221	924	1,508	1,641	1,562	(22)	3,653	4,596	(21)
Salaries and employee benefits and other operating expenses (O)	796	715	798	919	796	—	2,309	2,342	(1)
Total expenses	2,017	1,639	2,306	2,560	2,358	(14)	5,962	6,938	(14)
Pretax segment income (loss)	272	(22)	19	637	713	(62)	269	2,055	(87)
Income tax provision (benefit)	52	38	(19)	87	145	(64)	71	414	(83)
Segment income (loss)	220	(60)	38	550	568	(61)	198	1,641	(88)
Effective tax rate	19.1%	(172.7)%	(100.0)%	13.7%	20.3%		26.4%	20.1%

(Billions, except percentages and where indicated)
Proprietary billed business (E)	$98.5	$82.8	$116.1	$133.0	$127.3	(23)	$297.4	$380.3	(22)
Proprietary cards-in-force (millions) (F)	14.5	14.6	14.8	14.9	14.8	(2)	14.5	14.8	(2)
Average Card Member spending (dollars)	$6,776	$5,645	$7,836	$8,956	$8,627	(21)	$20,268	$25,947	(22)

Segment assets	39.9	$38.3	$46.7	$52.8	$53.7	(26)	$39.9	$53.7	(26)

Card Member loans
Total loans	$12.1	$12.2	$13.9	$14.1	$13.9	(13)	$12.1	$13.9	(13)
Total loans - Global Small Business Services (GSBS)	$12.0	$12.1	$13.8	$14.1	$13.8	(13)	$12.0	$13.8	(13)
30+ days past due as a % of total - GSBS (L)	1.1%	1.6%	1.4%	1.3%	1.3%		1.1%	1.3%
Average loans - GSBS	$12.1	$12.8	$14.1	$14.0	$13.6	(11)	$13.0	$13.1	(1)
Net write-off rate (principal only) - GSBS (K)	2.2%	2.3%	1.9%	2.0%	1.8%		2.1%	1.8%
Net write-off rate (principal, interest and fees) - GSBS (K)	2.5%	2.6%	2.2%	2.3%	2.1%		2.4%	2.1%

Net interest income divided by average Card Member loans (M)	7.0%	7.8%	8.4%	7.0%	6.6%		7.7%	6.3%
Net interest yield on average Card Member loans (M)	9.5%	10.0%	10.8%	10.4%	10.5%		10.1%	10.6%

Card Member receivables
Total receivables	$24.7	$22.6	$28.9	$34.6	$35.9	(31)	$24.7	$35.9	(31)
Net write-off rate (principal and fees) (K)	2.5%	3.3%	1.8%	1.5%	1.5%		2.4%	1.4%
Total receivables - GCP (N)	$10.4	$9.4	$13.2	$17.2	$18.5	(44)	$10.4	$18.5	(44)
90+ days past billing as a % of total - GCP (L)(N)	0.6%	2.5%	1.1%	0.8%	0.7%		0.6%	0.7%
Net write-off rate (principal and fees) - GCP (K)(N)	2.4%	4.0%	1.0%	0.8%	0.9%		2.2%	0.8%
Total receivables - GSBS	$14.3	$13.2	$15.7	$17.4	$17.4	(18)	$14.3	$17.4	(18)
30+ days past due as a % of total - GSBS (L)	1.0%	2.1%	2.0%	1.7%	1.7%		1.0%	1.7%
Net write-off rate (principal only) - GSBS (K)	2.3%	2.5%	2.2%	2.0%	1.9%		2.3%	1.9%
Net write-off rate (principal and fees) - GSBS (K)	2.5%	2.8%	2.5%	2.2%	2.1%		2.6%	2.1%
# - Denotes a variance of 100 percent or more.

See Appendix IV for footnote references

Global Merchant and Network Services	(Preliminary)
Selected Income Statement and Statistical Information
(Millions, except percentages)

	Q3'20	Q2'20	Q1'20	Q4'19	Q3'19	YOY % change	YTD'20	YTD'19	YOY % change
Non-interest revenues (O)	$1,111	$919	$1,346	$1,505	$1,471	(24)	$3,376	$4,398	(23)
Interest income	4	4	6	6	6	(33)	14	22	(36)
Interest expense (P)	(18)	(6)	(36)	(62)	(74)	(76)	(60)	(241)	(75)
Net interest income	22	10	42	68	80	(73)	74	263	(72)
Total revenues net of interest expense	1,133	929	1,388	1,573	1,551	(27)	3,450	4,661	(26)
Total provisions for credit losses	2	25	48	9	4	(50)	75	11	#
Total revenues net of interest expense after provisions for credit losses	1,131	904	1,340	1,564	1,547	(27)	3,375	4,650	(27)
Expenses
Marketing, business development, and Card Member rewards and services	340	249	324	417	365	(7)	913	1,005	(9)
Salaries and employee benefits and other operating expenses (O)	440	452	465	581	480	(8)	1,357	1,429	(5)
Total expenses	780	701	789	998	845	(8)	2,270	2,434	(7)
Pretax segment income	351	203	551	566	702	(50)	1,105	2,216	(50)
Income tax provision	88	137	134	92	179	(51)	359	558	(36)
Segment income	$263	$66	$417	$474	$523	(50)	$746	$1,658	(55)
Effective tax rate	25.1%	67.5%	24.3%	16.3%	25.5%		32.5%	25.2%

(Billions)
Segment assets	$12.3	$11.6	$10.2	$17.5	$17.2	(28)	$12.3	$17.2	(28)

# - Denotes a variance of 100 percent or more.

See Appendix IV for footnote references

American Express Company	(Preliminary)
Appendix I
Components of Return on Average Equity (ROE) and Return on Average Common Equity (ROCE)
(Millions, except percentages)

	For the Twelve Months Ended
	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020	Dec 31, 2019	Sep 30, 2019
ROE
Net income	$3,390	$4,072	$5,576	$6,759	$7,076
Average shareholders' equity	$22,172	$22,504	$22,818	$22,812	$22,473
Return on average equity (C)	15.3%	18.1%	24.4%	29.6%	31.5%

Reconciliation of ROCE
Net income	$3,390	$4,072	$5,576	$6,759	$7,076
Preferred shares dividends and related accretion	85	90	92	81	80
Earnings allocated to participating share awards and other	23	27	38	47	51
Net income attributable to common shareholders	$3,282	$3,955	$5,446	$6,631	$6,945

Average shareholders' equity	$22,172	$22,504	$22,818	$22,812	$22,473
Average preferred shares	1,584	1,584	1,584	1,584	1,584
Average common shareholders' equity	$20,588	$20,920	$21,234	$21,228	$20,889
Return on average common equity (C)	15.9%	18.9%	25.6%	31.2%	33.2%

See Appendix IV for footnote references

American Express Company	(Preliminary)
Appendix II
Net Interest Yield on Average Card Member Loans
(Millions, except percentages and where indicated)

	Q3'20	Q2'20	Q1'20	Q4'19	Q3'19	YTD'20	YTD'19
Consolidated
Net interest income	$1,874	$1,884	$2,330	$2,284	$2,203	$6,088	$6,336
Exclude:
Interest expense not attributable to the Company's Card Member loan portfolio (P)(T)	296	350	395	421	461	1,041	1,412
Interest income not attributable to the Company's Card Member loan portfolio (U)	(137)	(156)	(264)	(271)	(308)	(557)	(955)
Adjusted net interest income (V)	$2,033	$2,078	$2,461	$2,434	$2,356	$6,572	$6,793
Average Card Member loans (billions)	$69.9	$72.1	$83.4	$85.2	$83.3	$75.4	$81.9
Net interest income divided by average Card Member loans (W)	10.7%	10.5%	11.2%	10.7%	10.6%	10.8%	10.3%
Net interest yield on average Card Member loans (P)(X)	11.6%	11.6%	11.9%	11.3%	11.2%	11.6%	11.1%

Global Consumer Services Group
U.S.
Net interest income (P)	$1,470	$1,462	$1,800	$1,750	$1,707	$4,732	$4,910
Exclude:
Interest expense not attributable to the Company's Card Member loan portfolio (P)(T)	81	97	46	73	67	224	203
Interest income not attributable to the Company's Card Member loan portfolio (U)	(42)	(54)	(60)	(58)	(55)	(156)	(161)
Adjusted net interest income (V)	$1,509	$1,505	$1,786	$1,765	$1,719	$4,800	$4,952
Average Card Member loans (billions)	$50.0	$51.7	$59.3	$60.6	$59.7	$53.8	$59.0
Net interest income divided by average Card Member loans (P)(W)	11.8%	11.3%	12.1%	11.6%	11.4%	11.7%	11.1%
Net interest yield on average Card Member loans (P)(X)	12.0%	11.7%	12.1%	11.6%	11.4%	11.9%	11.2%

Outside the U.S.
Net interest income (P)	$203	$237	$283	$280	$258	$723	$743
Exclude:
Interest expense not attributable to the Company's Card Member loan portfolio (P)(T)	34	18	16	22	22	69	63
Interest income not attributable to the Company's Card Member loan portfolio (U)	(2)	(2)	(4)	(4)	(4)	(9)	(10)
Adjusted net interest income (V)	$235	$253	$295	$298	$276	$783	$796
Average Card Member loans (billions)	$7.8	$7.6	$10.0	$10.5	$10.0	$8.6	$9.8
Net interest income divided by average Card Member loans (P)(W)	10.4%	12.5%	11.3%	10.7%	10.3%	11.2%	10.1%
Net interest yield on average Card Member loans (P)(X)	11.9%	13.3%	11.9%	11.3%	11.0%	12.2%	10.8%

Total
Net interest income (P)	$1,674	$1,699	$2,083	$2,030	$1,965	$5,456	$5,653
Exclude:
Interest expense not attributable to the Company's Card Member loan portfolio (P)(T)	115	115	62	95	89	292	266
Interest income not attributable to the Company's Card Member loan portfolio (U)	(45)	(56)	(64)	(62)	(59)	(165)	(171)
Adjusted net interest income (V)	$1,744	$1,758	$2,081	$2,063	$1,995	$5,583	$5,748
Average Card Member loans (billions)	$57.8	$59.3	$69.3	$71.1	$69.7	$62.4	$68.8
Net interest income divided by average Card Member loans (P)(W)	11.6%	11.5%	12.0%	11.4%	11.3%	11.7%	11.0%
Net interest yield on average Card Member loans (P)(X)	12.0%	11.9%	12.1%	11.5%	11.4%	12.0%	11.2%

Global Commercial Services
Net interest income (P)	$212	$248	$299	$246	$223	$759	$620
Exclude:
Interest expense not attributable to the Company's Card Member loan portfolio (P)(T)	111	119	145	183	195	375	588
Interest income not attributable to the Company's Card Member loan portfolio (U)	(34)	(47)	(64)	(58)	(56)	(145)	(163)
Adjusted net interest income (V)	$289	$320	$380	$371	$362	$989	$1,045
Average Card Member loans (billions)	$12.1	$12.8	$14.2	$14.1	$13.6	$13.1	$13.1
Net interest income divided by average Card Member loans (P)(W)	7.0%	7.8%	8.4%	7.0%	6.6%	7.7%	6.3%
Net interest yield on average Card Member loans (P)(X)	9.5%	10.0%	10.8%	10.4%	10.5%	10.1%	10.6%

See Appendix IV for footnote references

American Express Company	(Preliminary)
Appendix III
Card Member Receivables Net Write-offs Components
(Billions, except percentages and where indicated)

	Q3'20	Q2'20	Q1'20	Q4'19	Q3'19	YOY % change	YTD'20	YTD'19	YOY % change
Worldwide Card Member receivables
Net write-offs (millions)
Net write-offs (principal and fees) (K)	$219	$299	$258	$243	$231	(5)	$776	$657	18
Less: Net write-offs (principal and fees) - GCP (K)(N)	60	105	43	37	43	40	208	110	89
Net write-offs (principal and fees) - GCSG and GSBS (K)	$159	$194	$215	$206	$188	(15)	$568	$547	4
Less: Net write-offs (fees only) - GCSG and GSBS (K)	15	18	19	18	17	(12)	52	52	—
Net write-offs (principal only) - GCSG and GSBS (K)	$144	$176	$196	$188	$171	(16)	$516	$495	4

Average Card Member receivables
Global Consumer Services Group (GCSG)	$15.8	$14.0	$19.8	$21.3	$20.8	(24)	$16.7	$20.4	(18)
Global Small Business Services (GSBS)	13.8	13.7	16.8	17.6	17.4	(21)	14.9	17.1	(13)
Average receivables (GCSG and GSBS)	$29.6	$27.7	$36.6	$38.9	$38.2	(23)	$31.6	$37.5	(16)
GCP	9.9	10.5	16.6	18.3	18.6	(47)	12.6	$18.6	(32)
Total average receivables	$39.5	$38.2	$53.2	$57.2	$56.9	(31)	$44.2	$56.1	(21)

Net write-off rate (principal and fees) (K)	2.2%	3.1%	1.9%	1.7%	1.6%		2.3%	1.6%
Net write-off rate (principal and fees) - GCSG and GSBS (K)	2.2%	2.8%	2.3%	2.1%	2.0%		2.4%	1.9%
Net write-off rate (principal only) - GCSG and GSBS (K)	2.0%	2.5%	2.1%	1.9%	1.8%		2.2%	1.8%

See Appendix IV for footnote references

Appendix IV	(Preliminary)

All Information in the preceding tables is presented on a basis prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), unless otherwise indicated. Certain reclassifications of prior period amounts have been made to conform to the current period presentation.
(A)	Represents net income, less (i) earnings allocated to participating share awards of $7 million, $2 million, $2 million, $12 million and $11 million in Q3'20, Q2'20, Q1'20, Q4'19 and Q3'19, respectively; and (ii) dividends on preferred shares of $16 million, $17 million, $32 million, $20 million and $21 million in Q3'20, Q2'20, Q1'20, Q4'19 and Q3'19, respectively.
(B)	Within assets, "other" includes the following items as presented in the Company’s Consolidated Balance Sheets: Other loans, less reserves for credit losses (including merchant financing loans and Paycheck Protection Program (PPP)), Premises and equipment and Other assets (including Other receivables); and within liabilities, "other" includes the following items: Accounts payable and Other liabilities.
(C)	Return on average equity and return on average common equity are calculated by dividing one-year period of net income by one-year average of total shareholders' equity, and one-year period of net income attributable to common shareholders by one-year average of common shareholders' equity, respectively. Refer to Appendix I for components of return on average equity and return on average common equity.
(D)	Presented for the purpose of calculating the Tier 1 Leverage Ratio.
(E)	Billed business represents transaction volumes (including cash advances) on cards and other payment products issued by American Express (proprietary billed business) and cards issued under network partnership agreements with banks and other institutions, including joint ventures (GNS billed business). In-store spending activity within GNS retail cobrand portfolios, from which we earn no revenue, is not included in billed business. Billed business is reported as United States or outside the United States based on the location of the issuer. Billed business, together with the average discount rate, drive our discount revenue.
(F)	Cards-in-force represents the number of cards that are issued and outstanding by American Express (proprietary cards-in-force) and cards issued and outstanding under network partnership agreements with banks and other institutions, including joint ventures (GNS cards-in-force) except for GNS retail cobrand cards that have no out of store spend activity during the prior 12 months. Basic cards-in-force excludes supplemental cards issued on consumer accounts. Cards-in-force is useful in understanding the size of our Card Member base.
(G)	Average discount rate calculation is generally designed to reflect the average pricing at all merchants accepting American Express cards and represents the percentage of proprietary and GNS billed business retained by the Company from merchants it acquires, or from merchants acquired by third parties on its behalf, net of amounts retained by such third parties. The average discount rate, together with billed business, drive our discount revenue.
(H)	Average fee per card is computed based on proprietary net card fees divided by average proprietary total cards-in-force.
(I)	The January 1, 2020, balance includes an increase of $1,643 million and a decrease of $493 million to the beginning reserve balances for Card Member loans and receivables, respectively, related to the adoption of the CECL (Current Expected Credit Losses) methodology.
(J)	Other includes foreign currency impact on balance sheet re-measurement and translation.
(K)	The Company presents a net write-off rate based on principal losses only (i.e., excluding interest and/or fees) to be consistent with industry convention. In addition, as the Company's practice is to include uncollectible interest and/or fees as part of its total provision for credit losses, a net write-off rate including principal, interest and/or fees is also presented. The Company believes the net write-off rate, excluding GCP net write-offs, a non-GAAP measure, is useful to show the write-off rate based on principal losses only for the Card Member receivables portfolios for which data is available (i.e., Global Consumer and Global Small Business Services). See Appendix III for a reconciliation.
(L)	Beginning in the first quarter of 2020 we have offered Customer Pandemic Relief programs to provide short-term support for customers impacted by COVID-19. These programs are no longer widely available and negligible balances remained in the programs as of September 30, 2020. Delinquency status is generally frozen at enrollment, and loans that are current at enrollment do not age, regardless of whether payment is made. Upon exiting the program, delinquency aging resumes where it had left off at enrollment.
(M)	See Appendix II for calculations of net interest yield on average Card Member loans, a non-GAAP measure, and net interest income divided by average Card Member loans, a GAAP measure, and the Company's rationale for presenting net interest yield on average Card Member loans (refer to Footnotes "W" and "X").
(N)	GCP reflects global, large and middle market corporate accounts. GCP delinquency data for periods other than 90+ days past billing and the net write-off rate based on principal losses only are not available due to system constraints.
(O)	Effective Q1'20, results reflect enhancements to our transfer pricing methodology related to the sharing of revenues among our card issuing, network and merchant businesses. Prior period amounts have been revised to conform to the current period presentation.
(P)	Effective Q1'20, results reflect enhancements to our methodology related to the allocation of certain funding costs primarily related to our Card Member loan and Card Member receivable portfolios. Prior period amounts have been revised to conform to the current period presentation.
(Q)	FX-adjusted information assumes a constant exchange rate between the periods being compared for purposes of currency translation into U.S. dollars (i.e., assumes the foreign exchange rates used to determine results for Q3'20 apply to the period(s) against which such results are being compared).
(R)	Based on billed business from merchants we acquire or merchants acquired by third parties on our behalf (e.g. OptBlue merchants).
(S)	FX-adjusted T&E and Non-T&E historical results are not available due to system limitations.
(T)	Primarily represents interest expense attributable to maintaining our corporate liquidity pool and funding Card Member receivables.
(U)	Primarily represents interest income attributable to Other loans, interest-bearing deposits and the fixed income investment portfolios.
(V)	Adjusted net interest income is a non-GAAP measure that represents net interest income attributable to our Card Member loans (which includes, on a GAAP basis, interest that is deemed uncollectible), excluding the impact of interest expense and interest income not attributable to our Card Member loans. The Company believes adjusted net interest income is useful to investors because it represents the interest expense and interest income attributable to our Card Member loan portfolio and is a component of net interest yield on average Card Member loans, which provides a measure of profitability of our Card Member loan portfolio.
(W)	Net interest income divided by average Card Member loans, computed on an annualized basis, a GAAP measure, includes elements of total interest income and total interest expense that are not attributable to the Card Member loan portfolio, and thus is not representative of net interest yield on average Card Member loans.
(X)	Net interest yield on average Card Member loans is a non-GAAP measure that is computed by dividing adjusted net interest income by average Card Member loans, computed on an annualized basis. Reserves and net write-offs related to uncollectible interest are recorded through provisions for credit losses, and thus not included in the net interest yield calculation. The Company believes that net interest yield on average Card Member loans is useful to investors because it provides a measure of profitability of the Company's Card Member loan portfolio.